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                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                  ___________

                                   FORM 8-K
                                  ___________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  October 10, 2000


                          CFW COMMUNICATIONS COMPANY
              (Exact Name of Registrant as Specified in Charter)

      Virginia                         0-16751                          54-1443350
(State of Incorporation)       (Commission File Number)      (IRS Employer Identification No.)

                                P. O. Box  1990
                          Waynesboro, Virginia 22980
                   (Address of principal executive offices)

                                (540) 946-3500
             (Registrant's telephone number, including area code)



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ITEM 5.        OTHER EVENTS.

     The purpose of this Form 8-K is to update certain information previously filed by CFW Communications Company ("CFW") relating to certain previously announced acquisitions and dispositions contemplated by CFW.



                          FORWARD-LOOKING STATEMENTS

     This filing contains various "forward-looking statements," as defined in
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on the beliefs of our management, as well as assumptions made by, and information currently available to, our management. These forward-looking statements are based on current expectations and projections about future events and trends affecting the financial condition of our business. These forward-looking statements are subject to risks and uncertainties that may lead to results that differ materially from those expressed in any forward-looking statement made by us or on our behalf, including, among other things:

     . changes in industry conditions created by federal and state legislation and regulations;

     .  successful integration of acquisitions;

     . the achievement of build-out, operational, capital, financing and marketing plans relating to deployment of PCS services;

     . retention of our existing customer base and service levels and the ability to attract new customers;

     . continuation of economic growth and demand for wireless and wireline communications services;

     .  rapid changes in technology;

     . the competitive nature of the wireless telephone and other communications services industries;

     .  adverse changes in the roaming rates we charge and pay;

     . the capital intensity of the wireless telephone business and our debt structure;

     . our substantial debt obligations and our ability to service those obligations;

     .  the cash flow and financial performance of our subsidiaries;

     . restrictive covenants and consequences of default contained in our financing arrangements;

     .  completion of the merger with R&B Communications, Inc.;

     . opportunities for growth through acquisitions and investments and our ability to manage this growth;

     . the level of demand for competitive local exchange services in smaller markets;

     .  Our ability to manage and monitor billing; and

     .  possible health effects of radio frequency transmission.
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     Words and phrases such as "expects," "estimates," "intends," "plans,"
"believes," "projection," "will continue" and "is anticipated" are intended to identify forward-looking statements.

     The results referred to in forward-looking statements may differ materially from actual results because they involve estimates, assumptions and uncertainties. We are not obligated to update or revise any forward-looking statements or to advise of changes in the assumptions on which they are based, whether as a result of new information, future events or otherwise. All forward-looking statements should be viewed with caution.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements and Pro Forma Financial Information.

     Not applicable.

     (b) Exhibits.


EXHIBIT                                     DESCRIPTION
-------                                     -----------
  99.1 Unaudited Pro Forma Consolidated Financial Information of CFW Communications Company

  99.2.1 Selected Historical Financial and Operating Data and Management's Discussion and Analysis - Richmond-Norfolk PCS

  99.2.2 Selected Historical Financial and Operating Data and Management's Discussion and Analysis - R&B Communications

  99.2.3 Selected Historical Financial and Operating Data and Management's Discussion and Analysis - The Virginia Alliance

  99.2.4 Selected Historical Financial and Operating Data and Management's Discussion and Analysis - The West Virginia Alliance

  99.3.1 Unaudited interim financial statements of Richmond Major Trading Area, also referred to as Richmond-Norfolk PCS

  99.3.2 Unaudited interim consolidated financial statements of R&B Communications, Inc.

  99.3.3 Unaudited interim condensed financial statements of Virginia PCS Alliance, L.C.

  99.3.4 Unaudited interim condensed financial statements of West Virginia PCS Alliance, L.C.
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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CFW COMMUNICATIONS COMPANY
                                        (Registrant)


                                        By: /s/ Michael B. Moneymaker
                                            -----------------------------
                                            Michael B. Moneymaker
                                            Senior Vice President and Chief
                                            Financial Officer, Treasurer and
                                            Secretary


Date: October 10, 2000